UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2017

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 419-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017 (the “Original Filing Date”), on December 1, 2017 CryoLife, Inc. (the “Company”) completed its acquisition of JOTEC AG (“JOTEC”) and its subsidiaries. In the Original Filing, we stated that the required financial statements and pro forma financial information would be filed by amendment within 71 calendar days from the date that the Original Filing was required to be filed. This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of JOTEC AG and Subsidiaries for the years ended December 31, 2016 and December 31, 2015 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of JOTEC AG and Subsidiaries for the nine months ended as of September 30, 2017 and 2016 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information with respect to CryoLife, giving effect to the acquisition of JOTEC, is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft

99.1	Audited consolidated financial statements of JOTEC AG and Subsidiaries for the years ended as of December 31, 2016 and December 31, 2015

99.2	Unaudited condensed consolidated financial statements of JOTEC AG and Subsidiaries for the nine months ended as of September 30, 2017 and 2016

99.3	Unaudited combined condensed pro forma balance sheet as of September 30, 2017, unaudited combined condensed pro forma statement of income for the fiscal year ended December 31, 2016 and combined condensed pro forma statement of income for the nine month period ended September 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

Date: February 16, 2018

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